SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 1, 2010

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:                   (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

On October 1, 2010, the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), combined its practice with Marcum LLP (the “Merger”).  Accordingly, effective October 1, 2010, Stonefield effectively resigned as the Company’s independent registered public accounting firm and Marcum LLP became the Company’s independent registered public accounting firm.  This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Stonefield on the financial statements of the Company as of and for the years ended September 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2009 and 2008 and through October 1, 2010, the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stonefield’s satisfaction, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended September 31, 2009 and 2008 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended September 30, 2009 and 2008 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of such letter, dated October 28, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.    Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated October 28, 2010.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC. (registrant)

October 28, 2010	By:	/s/ Daniel B. Steadman
Daniel B. Steadman Executive Vice President

HENNESSY ADVISORS, INC.

Exhibit Index to Current Report on Form 8-K/A dated October 1, 2010

Exhibit	Description
16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated October 28, 2010.